                                                                    Exhibit 23.2

                    CONSENT OF INDEPENDENT PUBLIC AUDITORS

As independent public accountants, we hereby consent to the incorporation of our report dated 12th October 1995 on the Financial Statements for the year ended 31st December 1994 included in this Form 10-K into the Company's previously filed Registration Statements on Form S-8 (File No. 33-31942, File No. 33-31938, File No. 33-31940 and File No. 33-31936).

                                   Pridie Brewster


                                   London
                                   6th March 1997